Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. to Present at the Jefferies Miami Consumer

Conference on November 16th & 17th

BOCA RATON, FL, November 16, 2022/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today announced the company will present at the Jefferies Miami Consumer Conference on November 16-17th, 2022.

Media and investors may access the updated corporate presentation that will be utilized at the conference at: https://celsiusholdingsinc.com/investorpresentation

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global consumer packaged goods company with a proprietary, clinically proven formula for its master brand CELSIUS®. A lifestyle energy drink born in fitness and a pioneer in the rapidly growing energy category. CELSIUS® offers proprietary, functional, essential energy formulas clinically-proven to offer significant health benefits to its users. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. For more information, please visit: http://www.celsiusholdingsinc.com

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

FUNCTIONAL | DISRUPTI VE | ESSENTIAL ENERGY Nasdaq: CELH November 2022

CELSIUS
LIVE FIT
SPARKLING
WATERMELON
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
CELSIUS
PEACH
VIBE

IMPORTANT NOTICE AND DISCLAIMER

This presentation has been prepared by us (the "Company") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source.

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This presentation is made pursuant to Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CELSIUS
LIVE FIT

KEY MANAGEMENT

EXECUTIVE MANAGEMENT



JOHN FIELDLY – PRESIDENT & CEO

- Joined Celsius in 2012
- Over 20 years of broad financial and operational experience with extensive consumer goods background
- Held leadership roles at Lebhar-Friedman, a B2B Media Company that served the retail industry
- Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004
- B.S in Accounting from University of South Florida; Certified Public Accountant



JARROD LANGHANS – CFO

- Joined Celsius in April 2022
- Over 20 years of domestic and international financial and operational experience
- Past public accounting experience with Cherry Bekaert & CBIZ MHM
- Primo Water Corporation, CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel
- Certified Public Accountant and a Certified Fraud Examiner

Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®. Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits. MISSION

CELSIUS
SPARKLING
Tropical Vibe
PEACH VIBE

ESSENTIAL FUNCTIONAL ENERGY

- PROVIDES ESSENTIAL ENERGY*
- PROPRIETARY METAPLUS® BLEND
- 7 ESSENTIAL VITAMINS
- ACCELERATES METABOLISM†*
- BURNS BODY FAT & CALORIES†*
- THERMOGENIC

NO

SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS/FLAVORS
ASPARTAME

†Celsius alone does not produce weight loss in the absence of a healthy diet and moderate exercise. So whether you walk the dog or work out at the gym, make Celsius part of your daily regimen.

*These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

0 SUGAR
GF GLUTEN FREE
KOSHER
NON GMO
CERTIFIED VEGAN VEGAN.ORG

CELSIUS
LIVE FIT



CELSIUS

INVESTMENT CONSIDERATIONS

KEY INVESTMENT HIGHLIGHTS

1 DISRUPTIVE, PROVEN, & PROPRIETARY FUNCTIONAL BEVERAGE

CELSIUS - backed by multiple clinical/ university studies and peer-reviewed medical journals

2 CAPITALIZING ON HEALTH & WELLNESS THROUGH INNOVATION & EXPANDING PORTFOLIO

Consumers are rapidly leaving artificial and sugar soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry

3 STRONG MOMENTUM AND GROWTH TRAJECTORY

Q3 2022, Domestic revenue up 112% to $179.5 million, from $84.5 million in the year ago quarter. The increase was driven by accelerating triple-digit growth in traditional channels of trade

4 EXPANDING CHANNELS OF TRADE

Strong sell-through and expanded offerings with the biggest & best retailers in the grocery, nutrition & drug store channels including Target, CVS, and Publix. Q3 2022 launch with PepsiCo distribution. Fast growing nationwide including club and vending channels and robust e-commerce channel, including Amazon Prime distribution

5 SIGNIFICANT BRAND AWARENESS

Increased marketing effort has significantly enhanced CELSIUS. Positioned as the front runner for the healthy, functional alternative to conventional energy drinks appealing to a broad consumer demographic

• Club channel revenue totaled $91.7 million for the first nine months of 2022, up 285%, compared to $23.8 million in the year ago period C E LS I U S B R AND VS CATEGORY Q3 2022 and 9M ended September 30, 2022 Highlights • **CELSIUS is the #1 Brand Driver of Growth to the Energy Category, responsible for 29% of the category growth, driving over $122.7 million in incremental sales • The most recent reported Nielsen scan data as of 10.22.22, shows Celsius sales up +118% y/y for 2 - wks, +120% for 12 - wks and +126% for the third quarter. This compares to the energy category which grew +10% y/y for 2 - wks, +10% for 12 - wks and +10% in the third quarter over the same time period • On Amazon, CELSIUS® is the SECOND largest energy drink with a 18.51 % share of the Energy Drink Category, ahead of RED BULL® at a 12.01% share, and behind MONSTER® at a 26.22% (YTD period ending 10/22/22, Stackline, Energy Drink Category: Total US) • CELSIUS YoY Growth up 79.2%, compared to Amazon’s Energy Drink Category at 39.1% growth (CELSIUS is outpacing category growth by almost 2x YoY) (YTD period ending 10/22/22, Stackline, Energy Drink Category: Total US) • Amazon YTD 2022: $42.9 million vs YTD 2021: $20.6 million, up 108% • US store count now exceeds 174,000 locations nationally, growing over 60,000 doors or 54%, from the 114,000 doors in Q3 2021, with additional expansion planned throughout 2022, accelerated by the PepsiCo distribution agreement • Convenience Channel store locations increased by 77%, or over 37,000 locations to 86,000 locations at the end of the third quarter, compared to 49,000 locations at the end of the third quarter of 2021 • 92% of MULO+C retail stores are now serviced by Direct Store Delivery (DSD), up from 72% in Q3 2022. Mass Channel now 100% DSD serviced, 99% of Convenience, with majority of all expansions immediately launching with DSD • The Company placed an additional 550 coolers in the third quarter of 2022 and over 3,500 since the beginning of 2021. The Company anticipates a continued acceleration of cooler placements through 2023 **(Last 12 Weeks Ending 07.10.22, IRI MULO+C)

STRONG CUSTOMER BASE INCREASING PENETRATION ACROSS MAJOR DISTRIBUTION CHANNELS TO ~174K RETAIL LOCATIONS CONVENIENCE CONVENTIONAL GROCERY VITAMIN SPECIALTY & DRUG FITNESS MILITARY VENDING E - COMMERCE MASS MARKET NATURAL CHANNEL

EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY CELSIUS IS SOLD AMBIENT AND COLD ACROSS CHANNELS IN GROCERY OR PHARMACY IN MULTIPACKS, IN FITNESS/EMERGING CHANNELS, COLD. P LAC E M E NT FUNCTIONAL

Per IRI 1W data ending 10/23/22: In MULOC, Celsius has surpassed Bang ( 4 . 4% ), to become the # 3 Energy Drink in the US with a 4 . 9 % market share In MULOC Celsius has seen an approximate 11% increase in ACV since Oct 1 st In Convenience Celsius has seen an approximate 23% increase in ACV since Oct 1 st Initial PepsiCo Distribution Gains

THE BIG PICTURE O VE R VIE W • CELSIUS beverage and supplement products have emerged as the latest - growing category in the beverage industry - a now firmly established trend • Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well - being while they’re o the go • Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals • CELSIUS’ broad consumer demographic allows product to be distributed across more channels - including big - box retail, convenience , grocery, drug - store, fitness, health and wellness, and vitamin specialty - than any other functional or energy beverage BETTER - FOR - YOU, FUNCTIONAL ENERGY CONVENTIONAL ENERGY CLINICALLY - PROVEN FUNCTION BETTER - FOR - YOU, FUNCTIONAL ENERGY FUNCTIONAL MASSES ARE LEAVING ARTIFICIAL OR SUGARY CARBONATED DRINKS CELSIUS PIONEERS NEW GROUND BETTER - FOR - YOU ENERGY CELSIUS IS A PROVEN FUNCTIONAL ENERGY DRINK CONSUMERS ARE READY FOR ENERGY 2.0 SUGARY ENERGY EXIT IS NOW… CELSIUS IS HERE HEALTHIER ENERGY +

PORTFOLIO CAPITALIZING ON TODAY’S HEALTH & WELLNESS TRENDS

PORTFOLIO SWEETENED WITH STEVIA CELSIUS’ first line extension that is both naturally sweetened and naturally caffeinated. CELSIUS Stevia line is available in sparkling and non - carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and prove healthy energy. CELSIUS provides all the essential energy you need. It is functional energy made with premium ingredients and zero sugar. CELSIUS is packed with 7 essential vitamins, has no artificial colors or flavors, no aspartame and no high fructose corn syrup. ON - THE - GO Enjoy essential energy anywhere, anytime with the CELSIUS powder sticks. Each packet contains the same essential energy and premium ingredients as CELSIUS, only in compact form. Just add water and go!

HEAT PORTFOLIO

CELSIUS HEAT is performance energy made with premium ingredients and is uniquely designed with 2,000 mg of L-Citrulline and 300mg caffeine to optimize performance and give a powerful energy boost.


CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT

BCAA+ PORTFOLIO

BCAA + Energy can help with reducing muscle fatigue during and post exercise, reducing muscle damage and soreness, and providing a source of energy and immunity support.

CELSIUS BCAA + Energy contains no high fructose corn syrup, no aspartame, no artificial colors or flavors and zero sugar.

Recover right with this refreshing blend of BCAAs, Tart Cherry, Vitamin D3 and Electrolytes that replenish and rebuild, from workout to work.


CELSIUS
BCAA
+ENERGY
CELSIUS
BCAA
+ENERGY
CELSIUS
BCAA
+ENERGY

HEAT ON-THE-GO

Power through your workout with an exotic flavor of CELSIUS HEAT Jackfruit. With an ingredients roster of key vitamins, 2,000 mg of L-citrulline, and 300 mg caffeine, this performance energy drink is designed to increase thermogenesis and give you a boost of energy.


CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT
CELSIUS
HEAT

Globally defines territories which currently provide marketing and sales support within their respective territory • PepsiCo distribution transaction provides material new international expansion opportunities GLOBAL EXPANSION DISTRIBUTION PARTNERS ▪ Hong Kong launched through A.S. Watson Water distributors in 2017 ▪ China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd* ▪ CELSIUS will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9million from the royalty license fee ▪ In 2024 , agreement will transition to a 2% - 3 % volume - based royalty fee dependent on volume with minimum $ 2 . 2 M royalty payment ▪ The China agreement creates a risk - mitigated method of capturing market share DISTRIBUTION ▪ Focused dedicated team in Nordics providing a playbook for further European expansion

FINANCIALS

$8 $17 $23 $24 $9 $14 $36 $39 $53 $9 $12 $14 $16 $60 $75 $95 $130 $35 $41 $273 $314 $0 $50 $100 $150 $200 $250 $300 $350 Domestic Full Company International 2015 2016 2017 2018 2019 2020 2021 62.8% CAGR 51.7% CAGR FINANCIAL PROFILE REVENUE YOY GROWTH TRENDS IN REVENUE BY QUARTER (UNAUDITED) 26.3% CAGR FINANCIAL PERFORMANCE SALES GROWTH

FINANCIAL PERFORMANCE (cont’d) S TR ONG G R OS S M AR G I N P R OFILE AND H I G H LY S C ALAB LE B U S I NE S S M OD E L GROSS MARGIN PROFILE • Q3 2022 saw GM% increase sequentially by 330 basis points from Q2 2022 , with expected Q4 2022 GM% in the mid - 40’s • Gross Profit margins were 41.8% (**49.6%, excluding OB freight) of revenues for the three months ended September 30, 2022, from 39.7% (**48.8%, excluding OB freight) for the prior year quarter • Gross profit profile allows for meaningful operating margins at scale • Competitors such as Monster, exclude out - bound freight as part of cost of sales, when profits are “normalized” on a comparable basis 41.8% 49.6% 0.0% 20.0% 40.0% 60.0% Q3' 22 GM Ex. OB Freight 42.7% 40.0% 42.0% 46.6% 40.8% 51.8% 50.4% 50.1% 53.9% 49.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2017 2018 2019 2020 2021 As Reported W/O Outbound Freight GROSS MARGIN “NORMALIZATION” BY YEAR **Non - GAAP

Q3 2022 FINANCIAL SNAPSHOT * Unaudited Financial Presentation **Non - GAAP

CELSIUS
LIVE FIT

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE



JOHN FIELDLY
CHAIRMAN



HAL KRAVITZ
LEAD DIRECTOR



CAROLINE LEVY
DIRECTOR



JOYCE RUSSELL
DIRECTOR



JIM LEE
DIRECTOR



NICK CASTALDO
DIRECTOR



CHERYL MILLER
DIRECTOR



DAMON DESANTIS
DIRECTOR



ALEXANDRE RUBERTI
DIRECTOR

TAKE AWAYS ▪ OUTPACING CATEGORY GROWTH ▪ PEPSICO DISTRIBUTION DEAL ▪ RESOUNDING CONSUMER DEMAND - TREND FORWARD ▪ RAPIDLY GROWING REVENUES AND GROSS PROFITS ▪ EXPANDED PRODUCT OFFERING ▪ INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS ▪ TRANSFORMING OPERATIONS FOR SALE ▪ DISCIPLINED DATA DRIVEN TEAM C E LS I U S 2 02 2

CELSIUS HOLDINGS, INC.

COMPANY CONTACT:	INVESTOR RELATIONS	

Cameron Donahue

Celsius IR

651.707.3532

cdonahue@celsius.com

VISIT OUR INVESTOR WEBSITE:

www.celsiusholdingsinc.com

CELSIUS LIVE FIT

CELSIUS . LIVE FIT